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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 19, 2005
                                 ---------------

                         CITIZENS & NORTHERN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                      0-16084                23-2451943
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

90-92 Main Street, Wellsboro, PA                                     16901
----------------------------------------                           ---------
(Address of Principal Executive Office)                            (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(  ) Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material  pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8 - OTHER EVENTS

  ITEM 8.01 OTHER EVENTS

Citizens & Northern Corporation ("C&N") announced a plan to repurchase shares of the Company's outstanding common stock up to a total of $3 million over a time period ending August 31, 2006. C&N's Board of Directors authorized repurchases from time to time at the prevailing market prices in open market or in privately negotiated transactions as, in management's sole opinion, market conditions warrant and based on stock availability, price and the Company's financial performance. It is anticipated that such purchases will be made during the next twelve months, although no assurance may be given when such purchases will be made or the total number of shares that will be purchased.

Also, C&N announced that all required regulatory approvals have been received related to the pending acquisition of Canisteo Valley Corporation, and that management anticipates the transaction will close before the end of the third quarter 2005.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (C) EXHIBITS

Exhibit 99 - Press Release issued by C&N dated August 19, 2005, titled "Citizens & Northern Announces Stock Repurchase Program and Final Approval of Acquisition."







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITIZENS & NORTHERN CORPORATION

Date:  8/19/05                              By: /s/ Craig G. Litchfield
                                                -------------------------------
                                                Name:  Craig G. Litchfield
                                                Title: Chairman, President and
                                                       Chief Executive Officer


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